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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 14, 2003

                            -------------------------

                               SPARTON CORPORATION
             (Exact name of registrant as specified in its charter)


          OHIO                           1-1000               38-1054690
----------------------------    ------------------------    ------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)





           2400 E. Ganson Street, Jackson, Michigan             49202
           ----------------------------------------           ----------
            (Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code (517) 787-8600





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ITEM 7. EXHIBITS

Exhibit 99.1 Certification of Chief Executive Officer of Registrant, dated February 14, 2003, relating to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2002.

Exhibit 99.2 Certification of the Chief Financial Officer of Registrant, dated February 14, 2003, relating to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2002.


ITEM 9. REGULATION FD DISCLOSURE

         Attached as Exhibit 99.1 is the certification of the Chief Executive Officer, David W. Hockenbrocht, under section 906 of the Sarbanes-Oxley Act of 2002 and attached as Exhibit 99.2 is the certification of the Chief Financial Officer, Richard L. Langley, under section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied the filing of the Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2002 on February 14, 2003, as correspondence to the Securities and Exchange Commission.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SPARTON CORPORATION


                                        /s/ David W. Hockenbrocht
                                        --------------------------------------
                                              David W. Hockenbrocht
                                              Chief Executive Officer
                                              February 14, 2003


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                                INDEX TO EXHIBITS

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EXHIBIT NO.                                 DESCRIPTION

Exhibit 99.1 Certification of Chief Executive Officer of Registrant, dated February 14, 2003, relating to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2002.

Exhibit 99.2 Certification of the Chief Financial Officer of Registrant, dated February 14, 2003, relating to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2002.